INVESTOR PRESENTATION May 2021 Exhibit 99.1

Table of Contents

IRT Enterprise Snapshot (1) OWN AND OPERATE Average community age (2) 17 years 56 Communities 15,667 Units $2.0B In gross assets PORTFOLIO SUMMARY SAME STORE HIGHLIGHTS NOI growth: 5.3% (3) Average effective rent $1,129 (4) Average occupancy: 95.3% (4) VALUE ADD SUMMARY 23 communities identified for redevelopment, 20 projects ongoing as of May 2021 and 3 future projects, currently identified 16.1% return on investments made to date (5) As of 3/31/2021, except as otherwise noted. Average community age is from the date of construction or the date of the most recent major renovation, if any, including renovations under our value add program that are over 85% complete. Represents year-over-year change, comparing first quarter 2021 same store results to first quarter 2020. Represents average effective rent and average occupancy for the three months ended 3/31/21. Calculated using the rent premium per month, multiplied by 12, divided by the total renovation cost per unit.

Addressing the Current Environment Thornhill Apartments, Raleigh, NC

IRT’s Response to the Current Environment Low infection rates and zero spread across employees Closely following CDC guidelines Practicing social distancing, repetitive deep cleaning of commonly used surfaces Created an online reservation system for many of our amenities, and identified opportunities to rotate onsite staff, while maintaining full attention to resident and property needs Provided flexibility to financially impacted residents Engaging with existing residents on lease renewals and prospects for new leases Offering payment plans and waiving late fees for residents experiencing financial hardship and willing to renew for a new 12-month term Improving the quality and availability of virtual tours, with a higher conversion rate to signed applications compared to one year ago Well-positioned to navigate this period of uncertainty Significant dividend coverage Ample liquidity, including unrestricted cash, of $206 million as of March 31, 2021 Reduced leverage in Q4 2020, having a normalized net debt to adjusted EBITDA of 8.2x at end Q1 2021, down from 9.1x in Q3 2020

(1)    All collection metrics are through May 14, 2021 and are based on IRT’s internal data for the full portfolio, which management uses to monitor property performance on a daily or weekly basis. (2)    Deferred payment plans allow residents to defer between 25% and 75% of their monthly rent for between one and three months. Residents must provide evidence of hardship and commit to a full 12-month lease term, which allows deferred payments to be repaid over a longer remaining lease term. (3) 2Q 2021 represents new leases and renewals that were signed as of May 14, 2021. (4) Liquidity data as of March 31, 2021. Business Update Across Key Industry Metrics

Highlighting IRT’s Competitive Advantage Waterstone at Big Creek, Alpharetta, GA

Resilient Portfolio and Business Model Positioned for Long-Term Value Creation Clear investment strategy focused on middle-market communities which offer affordable high-quality product with attractive amenities Strong portfolio of assets in non-gateway markets which offer resilient real estate fundamentals Flexible investment opportunities, including value add & capital recycling programs, implemented when appropriate to realize outsized returns Simple capital structure and strong balance sheet, with ample liquidity and no significant near-term debt maturities

Clear Investment and Ownership Strategy Assets Our Focus: Well-located middle-market communities, likely to benefit from: Robust management platform, including revenue management Operational expertise Economies of scale Markets Our Focus: Targeted submarkets within non-gateway markets exhibiting: Strong apartment demand Limited new construction Strong economic indicators We Look For: Strong employment drivers Population growth & positive net migration trends Well-rated schools Attractive rent vs. buy dynamics Mature, infill locations with high barriers to entry We Look For: Mid-rise/garden style (150–500) units with attractive amenities Acquire properties at less than replacement cost Opportunities for repositioning or updating through capital expenditures Ability to apply tailored marketing and management strategies to attract and retain residents and increase rents Focused approach on identifying the right assets in the right markets Leading To Increased Property Level NOI – Stable Occupancy Rates, Above Average Rent Growth and Reduced Expenses

Well-Positioned in Affordable, Highly Defensive Middle Market Communities A B C Higher income residents move down in a recession Renters move down to Class B as rent increases outstrip income growth Capture households moving down in a recession Capture seniors who sell homes to fund retirement Capture individuals/families moving up with career progression Lower income residents move up as income grows Sample IRT Resident Demographic: Value driven Middle income category Renters by necessity IRT Residents Require Accommodations That Are: Affordable Well maintained, spacious, comfortable, clean and modern Equipped with state-of-the-art amenities Conveniently located Class B Positioning: Most opportunity to consistently increase rents Less exposure to homeownership Less likely to be impacted from new construction Our multifamily exposure is a natural inflation hedge due to our ability to reset rents annually

. rent per unit across Portfolio Scale and Platform Deliver Operational Excellence IRT’s Management Platform: Manage all 56 communities, including 450+ employees Capitalizing on economies of scale through regional managers’ ability to be on-site, which results in cost management efficiencies Algorithmic-based revenue optimization Regional management team averages over 20 years of experience Scale & regional strategy drive long-term margin accretion Management platform differentiates IRT and drives resident retention $1,129 avg. effective monthly rent across the same store portfolio Q1 2021 NOI Contribution by Asset Class Class B value add communities: $1,180 avg. rent per unit

Our Markets Have Been Resilient Through The Pandemic Source: US Census Bureau Favorable Migration Trends from the Northeast and West to the Southeast are Benefiting IRT The sunbelt has accounted for 75% of US population growth over the past 10 years and is expected to add another 19 million residents over the next decade Unemployment Rates are Lower in IRT’s Markets Over the course of this past year, unemployment rates in IRT’s market have been lower than the national average and in gateway markets Source: Bureau of Labor Statistics IRT’s Markets

Our South/Southeast Presence Proves to be Advantageous IRT’s Market Exposure Is Well-Positioned Considering US Migration Trends Over the Past Decade Between 2010 and 2019, more than 7.6 million more people moved into the United States than left. Over the past decade, the US sunbelt accounted for 75% of total population growth and holds about 50% of the national population, expecting to rise to about 55% by 2030. Within the United States, some states have negative net migration - net outflows of population, such as Illinois and New York, while others have positive net migration - large net inflows, such as Florida and Texas, which both had net migration levels of more than 1.9 million people between 2010 and 2019. Source: PRB https://www.prb.org/usdata/indicator/migration/snapshot/ IRT’s Market Exposure

IRT Continues to Benefit From Its Strong Presence in the Sunbelt The sunbelt region has exhibited strong fundamentals with favorable migration and population growth trends, as people seek a better cost of living, tax policy, and growing economic opportunities As of March 31, 2021, 60% of IRT’s NOI came from the sunbelt region across 30 properties Average effective monthly rent per unit was 12% higher in the sunbelt vs. IRT’s total market portfolio in Q1 2021, with a 95.6% occupancy rate IRT’s Exposure to the Sunbelt Region (1)    Period end occupancy as of March 31, 2021. (2)    For the three months ended March 31, 2021.

Stable Cash Flow Profile Source: Costar Q1 2021 Data Release Gateway Markets represent an arithmetic average of New York, Washington DC, San Francisco and Los Angeles. IRT weighted averages are based on unit count as of 3/31/2021 Annual Change in Effective Rent (IRT Markets vs. the National Average, Gateway Markets and Selected Asset Class Segments) Supply and Demand fundamentals in IRT’s markets have resulted in a more stable rent profile through multiple economic cycles, as compared to gateway markets and Class A properties. (1) (2) Supply and Demand fundamentals in IRT’s markets have resulted in a more stable rent profile through multiple economic cycles, as compared to Gateway Markets and Class A properties. (National Avg) (National Avg) Annual rent growth in IRT’s markets reflects resilience during the pandemic as compared to other markets

Exploring New Investment Opportunities IRT is exploring new preferred equity investments and joint venture relationships, focused on new multifamily development & offering increased optionality for capital investment Our Focus: Target assets in core non-gateway markets Prioritize the southeast and broader sunbelt region Create another avenue for accretive capital allocation Why Now: Market for acquisitions is highly competitive Historically low cap rates are currently skewing risk/return dynamics Seeing favorable supply/demand dynamics in the southeast and sunbelt region What To Expect: Deploy capital into higher return opportunities Better risk-adjusted returns Build a pipeline for future acquisitions Our investment efforts provide multiple avenues for accretive capital allocation and value creation

Multiple Investment Levers to Drive Accretive Growth Value Add Renovations Acquisitions Preferred Equity Investments and Joint Ventures Renovate existing properties/units where there is the potential for outsized rent growth Expand presence in markets where we see attractive long-term fundamentals Invest in multifamily development by providing capital to third-party developers, while building a pipeline for future acquisitions Identified renovations at 7,076 units, with 3,215 units remaining; foresee more properties & several years of redevelopment, generating a comparable 18.5% historical return on interior costs 15-20% Unlevered ROI, unlocking an additional $4.5 million in annual NOI Acquire properties in existing core markets that have favorable real estate and economic fundamentals 4-4.5% Cap Rates in our target markets Explore development, specifically in the southeast and broader sunbelt region 15-20% Unlevered IRR, with the option to purchase at attractive cap rates between 5-5.5% Investment Overview Market Opportunity Target Returns

Flexible Approach to Our Value Add Opportunity After Before At a Glance Our value add program provides flexibility to adjust timing and investment, in order to best navigate near-term market conditions. This additional NOI is expected to be fully realized within 12 months of the completion of all projects. These projections constitute forward-looking information. See “Forward-Looking Statements” on slide 44.

Value Add Case Study: The Village at Auburn – Project Overview Before After Acquired asset in Durham, NC for $43m in June 2017 Middle market asset with 328 units that fit perfectly with long-term investment criteria Attractive Durham submarket, combination of universities and corporations, supported by healthy job & migration growth Submarket had realized annual new multifamily inventory of only 2.7% of total supply Opportunity to reposition the asset through value add renovation 94% occupied at acquisition In-place asking rents approximately 10% below submarket competitive set Strong demand from renter profile for upgraded asset Renovations began in January 2018 & have included: New kitchens and bathrooms Clubhouse renovation – gym and game room Landscape enhancements / Exterior paint Outdoor grilling / Kitchen area installation Updated pool furniture and cabana seating area Renovations 92.1% complete by March 2021

Value Add Case Study: The Village at Auburn – The Economics Achieved outsized value creation Post renovation asset value of $71.3 million, representing an increase of 66% from acquisition Incremental value creation of $28.3 million, after renovation investment Enhanced resident profile, resulting in a 28% average effective rental rate increase as of March 2021 Generated unlevered ROI of 14.7% on interior improvements ($ in millions)

Value Add Case Study: Pointe at Canyon Ridge – Project Overview Before After Acquired asset in Sandy Springs, GA for $49m in September 2015, as part of the Trade Street portfolio acquisition Located just outside of Atlanta, this property was built in 1986, has 494 units and significant ROI potential Immediate access to major employment, including Perimeter center and North Fulton technology hubs Infill location with limited multifamily supply, adding only 3.6% of new inventory of total MSA supply Value add renovation allows for asset value to notably increase 95% occupied prior to renovation Proven demand for upgraded product: competing properties achieving rent premiums for upgrades Aging interiors allow for 20%+ rent increase Potential for operational costs savings Renovations began in January 2018 and have included: Clubhouse renovation – fitness center and lounge Landscaping and exterior lighting enhancements Outdoor space – playground, grilling area, dog park Resurfaced tennis courts Updated two pools with new furniture Renovations 85% complete by March 2021

Value Add Case Study: Pointe at Canyon Ridge – The Economics Achieved outsized value creation Post renovation asset value of $94.9 million, representing an increase of 95% from acquisition Incremental value creation of $46.3 million, after renovation investment Enhanced resident profile, resulting in a 47% average effective rental rate increase as of March 2021 Generated unlevered ROI of 22.7% on interior improvements ($ in millions)

Value Add Projects and Pipeline Maximize Portfolio Value Total Value Creation $2.64 per share $'s in 000's, except units and per share amounts IRT’s Redevelopment Opportunity (1) Information as of 3/31/21. (2) These projections constitute forward-looking information. See “Forward-Looking Statements” on slide 44. (3) Represents incremental NOI, divided by a 4.5% cap rate, net of capital invested. The 4.5% cap rate is based on recent market transactions. (4) Per share values based on weighted-average shares and units outstanding of 102.6 million. Future Projects Constantly evaluating the portfolio for additional value add opportunities Projects Continuing Value Created Future Value Created Per Share (4) $1.34 $1.31

Accelerating Our Efforts in Technology Our Focus Our Goals A More Favorable Resident Experience Higher Revenue and Lower Operating Expenses Greater Profitability and Margin Expansion Improved Sustainability and Social Responsibility More Engaged and Productive Staff Automation & Big Data IRT is investing in technology to free up time to allow staff to focus on their most important tasks and functions. This includes implementing smart workflows that mirror real world processes, providing customized, prioritized, task-driven dashboards, and replacing human controls with system controls wherever possible. Furthermore, continued consolidation of data within a single data warehouse coupled with machine learning will lead to a reduction of bad debt, increased visibility of emerging market trends, and on-going optimization of operational and marketing spend. Marketing & Leasing IRT is focused on further enhancing its leasing efforts by improving the quality and availability of its online capabilities while eliminating traditional barriers to leasing. SMS texting, virtual tours and an improved online application process have resulted in higher conversions. IRT continues to drive increased traffic and conversions by leveraging advanced analytics, shifting away from traditional ILSs towards robust social and online channels, and integrating personalized, targeted marketing. Operations, Maintenance & Resident Experience IRT is proactively using technology to create operational efficiencies and meet the needs of existing and potential residents. The company has implemented and continues to evaluate more effective ways of automating renovations, purchasing, work orders, and unit inspections in order to facilitate faster execution and increase resident satisfaction. IRT looks to increase the utilization of mobile devices, install smart home technology, and centralize core functions as ways to further optimize processes, reduce operating expenses and support more environmentally-friendly properties.

Total Market Capitalization calculated based on share price as of market close on 3/31/2017 and 3/31/2021, respectively. Reflects debt maturities as of 3/31/2021. Reflects pro forma net debt to Adjusted EBITDA for each period presented, which includes adjustments for the timing of acquisitions, the full quarter effect of current value add initiatives, the completion of capital recycling activities including paydown of associated indebtedness, and the normalization of one-time items impacting quarterly EBITDA. Actual net debt to Adjusted EBITDA for the quarter ended March 31, 2021 was 8.9x. 1Q 2017 54.4% Net debt to gross assets Simple Capital Structure We have a simple capital structure... With limited near-term debt maturities… …And limited exposure to interest rate risk. Our focus is reducing leverage. 1Q 2021 48.1% Net debt to gross assets Net Debt to Adjusted EBITDA Total Capitalization Floating Rate Debt Fixed Rate / Hedged Debt 1Q 2021 90% Fixed/Hedged $ in millions $1.4bn $2.5bn Actual Debt Maturity Schedule (2) Net Debt to Gross Assets (1) (3) 9.7x 8.2x Mid 7’s 54.4% 48.1% Low 40.0%’s

Guidance 2021 Full Year EPS and CFFO Guidance (1)(2)(3) CORE FFO ($s in millions) Key Operating Assumptions (1) This guidance, including the underlying assumptions presented in the table below, constitutes forward-looking information. Actual full year 2021 EPS and CFFO could vary significantly from the projections presented. See “Forward-Looking Statements” on slide 44. Our guidance is based on the key guidance assumptions detailed below. (2) Per share guidance is based on 102.6 million weighted average shares and units outstanding. (3) During the three months ended March 31, 2021, we updated our definition of CFFO to include the effects of stock compensation expense and the amortization of deferred financing costs. See the updated definition on slide 42.

ESG Commitment We believe that operating multifamily real estate can be conducted with a conscious regard for the environment and wider society. Find out more on the Sustainability page of IRT’s Investor Relations website at http://investors.irtliving.com. Diversity and Inclusion Committee formed to ensure a culture of understanding and respect as representation across gender, race, age and sexual orientation are all important factors to our success Sustainability Committee’s efforts protect and create a positive impact on the environment, specifically water conservation, energy management, reduced consumption, waste management Charitable and Philanthropic Initiatives with participation in organizations fighting against poverty and homelessness Our Board’s Guidelines reflect a strong commitment to the strength and success of the Company; Promote Shareholder Engagement Provide a Residence Proud to Call Home, regardless of the environment outside their door with enhanced amenities, a robust maintenance program and resident & community events

Path to Continued Long-Term Growth Operational efficiencies and enhanced resident experience through: Improved online marketing and leasing Increased usage of mobile and IoT technologies Automation of workflows and big data Value add community redevelopment initiatives: Redevelopment ongoing across 20 properties as of May 2021, creating outsized NOI growth Future redevelopment identified at 920 units across 3 properties We believe there are additional properties within the remaining portfolio that will offer value add opportunities Expect 15-20% return on investment on the remaining units with ongoing property redevelopment (1) These projections constitute forward-looking information. See “Forward-Looking Statements” on slide 44. Clear investment strategy focused on middle-market communities across non-gateway MSAs. Targeted submarkets within non-gateway markets exhibiting: Strong apartment demand Limited new construction Strong economic indicators Creating value by identifying the right assets in the right markets Technology Value Add Program Non-Gateway Markets

Appendix & Definitions

Source: Costar 2021 Q1 data release. IRT weighted averages are based on unit count as of 3/31/2021. Gateway markets represent an arithmetic mean of New York, Washington DC, San Francisco and Los Angeles. Markets Demonstrate Strong Population & Employment Growth Population & Employment Growth in IRT’s Markets to Outperform the National Average Population Growing at a Higher Rate Population in IRT’s markets increased by 0.86% in Q1 2021 compared to -0.09% in Gateway Markets and 0.23% across the country (1) (2) Employment Outperforming National Averages Employment in IRT’s markets fell -4.23% in Q1 2021 compared to -8.95% in Gateway Markets and -5.75% nationally (1) (2) 2021

Assets Demonstrate Attractive Apartment Industry Dynamics Low Homeownership Limited New Supply The national Class B vacancy rate remains resilient to supply and demand shocks with 2021 projected to be the largest spread in vacancy rates between Class A & B, with Class B at 5.61% and Class A at 9.75% The majority of new supply remains concentrated in gateway markets, and competes with existing Class A properties for renters by choice compared to renters by necessity in Class B properties Homeownership Data Source: U.S Census Bureau as of Q1 2021. New Completions (Supply) Data Source: CoStar Q1 2021 Data Release. The Favorable Fundamentals of Our Markets Drive Demand for Our Assets Growth in households increases the pool of renters, even more so during periods of reduced homeownership The homeownership rate was 65.6% in Q1 2021 down from an uptick in 3Q 2020 to 67.7% and 69.2% in 4Q 2004 (the peak) Homeownership affordability remains challenging for many households, especially first-time buyers as unemployment rates rise available housing stock for sale declines, prices rise, and mortgages grow more difficult to qualify for

Communities located within 5 min. of major highways Communities located in top school districts Benefiting from suburban sprawl, well-positioned in MSA with growing ancillary job markets Major company presence in Atlanta include: Our Markets | Atlanta (1) Source: CoStar 2021 Q1 Data Release New units estimated to come as a percentage of total supply For Projected 2021 NOI Atlanta represents 14.5% of IRT’s NOI, portfolio-wide (3) Pointe at Canyon Ridge Sandy Springs, GA Crestmont Marietta, GA 2019 2020 2021

14th largest city in the U.S. by population Strong accessibility to major highway I-270 Near thriving employment hubs such as Rickenbacker International airport Class B communities insulated from new Class A construction Major employers, and companies with headquarter-presence include: Our Markets | Columbus(1) Source: CoStar 2021 Q1 Data Release New units estimated to come as a percentage of total supply For Projected 2021 NOI Columbus represents 8.2% of IRT’s NOI, portfolio-wide (3) Bennington Pond Apartments Groveport, OH Schirm Farms Canal Winchester, OH

Communities located within 5 min. of major throughways Easy access to local retail centers Concentration around Research Triangle Park Many companies have a strong presence in the area, including: Our Markets | Raleigh – Durham (1) Source: CoStar 2021 Q1 Data Release New units estimated to come as a percentage of total supply For Projected 2021 NOI Raleigh-Durham represents 12.4% of IRT’s NOI, portfolio-wide (3) Creekstone at RTP Durham, NC Waterstone at Brier Creek Raleigh, NC

Located within 5 min. of major highways Benefiting from the proximity to growing industrial footprint Each community is in a top school district in the market Burgeoning tourism hub Major employers include: Our Markets | Louisville (1) Source: CoStar 2021 Q1 Data Release New units estimated to come as a percentage of total supply For Projected 2021 NOI Louisville represents 8.7% of IRT’s NOI, portfolio-wide (3) Prospect Park Apartment Homes Louisville, KY Meadows Apartment Homes Louisville, KY

$3 billion Water Street mixed-use investment backed by Jeff Vinik and Bill Gates is underway downtown Major employers in the area include: Major companies have committed to a major presence in the market such as: Our Markets | Tampa (1) Source: CoStar 2021 Q1 Data Release New units estimated to come as a percentage of total supply For Projected 2021 NOI Tampa represents 7.8% of IRT’s NOI, portfolio-wide (3) Lucerne Tampa, FL Vantage on Hillsborough Tampa, FL

15th largest city in the U.S. by population Located within 5 min. of major highways Communities located in top school districts Experienced outsized job growth in health care and retail trade industries Major employers include: Our Markets | Indianapolis (1) Source: CoStar 2021 Q1 Data Release New units estimated to come as a percentage of total supply For Projected 2021 NOI Indianapolis represents 5.2% of IRT’s NOI, portfolio-wide (3) Bayview Club Apartments Indianapolis, IN Riverchase Apartments Indianapolis, IN

17th largest city in the U.S. by population Long-term demand fundamentals are favorable with outsized population growth projected in the key age group of 20-34 (4) Favorable average rent growth outpaces national average (4) Job growth driven by an economic shift away from a manufacturing economy toward a service economy Major employers include: Our Markets | Charlotte (1) Source: CoStar 2021 Q1 Data Release New units estimated to come as a percentage of total supply For Projected 2021 NOI Fannie Mae Multifamily and Economics Research Charlotte represents 2.1% of IRT’s NOI, portfolio-wide (3) Fountains Southend Charlotte, NC

Metro area ranked 8th in the U.S. in terms of population growth in 2018 (4) New development lags rental market supply (5) Major employers include: Our Markets | Orlando (1) Source: CoStar 2021 Q1 Data Release New units estimated to come as a percentage of total supply For Projected 2021 NOI For 2018 Fiscal Year Fannie Mae Multifamily and Economics Research Orlando represents 2.3% of IRT’s NOI, portfolio-wide (3) Millenia 700 Orlando, FL

Metro area ranked 1st in 2020 projected rent growth of the top 100 metros by population 1 Major employers include: Our Markets | Huntsville (1) Source: CoStar 2021 Q1 Data Release New units estimated to come as a percentage of total supply For Projected 2021 NOI Orlando represents 5.1% of IRT’s NOI, portfolio-wide (3) Bridgepoint Huntsville, AL Legacy at Jones Farm Huntsville, AL

Value Add Summary Project Life to Date as of March 31, 2021 The rent premium reflects the per unit per month difference between the rental rate on the renovated unit and the market rent for an unrenovated unit as of the date presented, as determined by management consistent with its customary rent-setting and evaluation procedures. Includes all costs to renovate the interior units and make certain exterior renovations, including clubhouses and amenities. Interior costs per unit are based on units leased. Exterior costs per unit are based on total units at the community. Excludes overhead costs to support and manage the value add program as those costs relate to the entire program and cannot be allocated to individual projects. Calculated using the rent premium per unit per month, multiplied by 12, divided by the interior renovation costs per unit. Calculated using the rent premium per unit per month, multiplied by 12, divided by the total renovation costs per unit. Renovations at Thornhill and Walnut Hill began in April 2021. Renovations at Meadows are expected to commence in late June 2021. We continue to evaluate market conditions with respect to these two properties.

Resident Demographics at a Glance (1) Data as of 3/31/2021 45% 55% Gender Breakdown 77% 23% Marital Status 38 Average Income of residents between 40% $69k Average Rent to Income 18-29 years old Average Age with Young, growing resident population benefiting from amenity-rich communities without overextending on rent 19% Residents make up a diverse, expansive job pool Top Industries of Residents Include: Professional Medical Administrative Services Sales Hospitality Male Female Single Married

Definitions and Non-GAAP Financial Measure Reconciliations This presentation may contain non-U.S. generally accepted accounting principals (“GAAP”) financial measures. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is included in this document and/or IRT’s reports filed or furnished with the SEC available at IRT’s website www.IRTLIVING.com under Investor Relations. IRT’s other SEC filings are also available through this website. Average Effective Monthly Rent per Unit Average effective rent per unit represents the average of gross rent amounts, divided by the average occupancy (in units) for the period presented.  IRT believes average effective rent is a helpful measurement in evaluating average pricing.  This metric, when presented, reflects the average effective rent per month. Average Occupancy Average occupancy represents the average occupied units for the reporting period divided by the average of total units available for rent for the reporting period. EBITDA and Adjusted EBITDA EBITDA is defined as net income before interest expense including amortization of deferred financing costs, income tax expense, and depreciation and amortization expenses. Adjusted EBITDA is EBITDA before certain other non-cash or non-operating gains or losses related to items such as asset sales, debt extinguishments and acquisition related debt extinguishment expenses, casualty losses, and abandoned deal costs. EBITDA and Adjusted EBITDA are each non-GAAP measures. IRT considers each of EBITDA and Adjusted EBITDA to be an appropriate supplemental measure of performance because it eliminates interest, income taxes, depreciation and amortization, and other non-cash or non-operating gains and losses, which permits investors to view income from operations without these non-cash or non-operating items. IRT’s calculation of Adjusted EBITDA differs from the methodology used for calculating Adjusted EBITDA by certain other REITs and, accordingly, IRT’s Adjusted EBITDA may not be comparable to Adjusted EBITDA reported by other REITs. Funds From Operations (“FFO”) and Core Funds From Operations (“CFFO”) We believe that FFO and Core FFO (“CFFO”), each of which is a non-GAAP financial measure, are additional appropriate measures of the operating performance of a REIT and us in particular. We compute FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”), as net income or loss allocated to common shares (computed in accordance with GAAP), excluding real estate-related depreciation and amortization expense, gains or losses on sales of real estate and the cumulative effect of changes in accounting principles. While our calculation of FFO is in accordance with NAREIT’s definition, it may differ from the methodology for calculating FFO utilized by other REITs and, accordingly, may not be comparable to FFO computations of such other REITs. We updated our definition of CFFO during Q1 2021 to the definition described below. All prior periods have been adjusted to conform to the current CFFO definition. CFFO is a computation made by analysts and investors to measure a real estate company’s operating performance by removing the effect of items that do not reflect ongoing property operations, including depreciation and amortization of other items not included in FFO, and other non-cash or non-operating gains or losses related to items such as casualty losses, abandoned deal costs and debt extinguishment costs from the determination of FFO. Our calculation of CFFO may differ from the methodology used for calculating CFFO by other REITs and, accordingly, our CFFO may not be comparable to CFFO reported by other REITs. Our management utilizes FFO and CFFO as measures of our operating performance, and believe they are also useful to investors, because they facilitate an understanding of our operating performance after adjustment for certain non-cash or non-recurring items that are required by GAAP to be expensed but may not necessarily be indicative of current operating performance and our operating performance between periods. Furthermore, although FFO, CFFO and other supplemental performance measures are defined in various ways throughout the REIT industry, we believe that FFO and CFFO may provide us and our investors with an additional useful measure to compare our financial performance to certain other REITs. Neither FFO nor CFFO is equivalent to net income or cash generated from operating activities determined in accordance with GAAP. Furthermore, FFO and CFFO do not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties. Accordingly, FFO and CFFO do not measure whether cash flow is sufficient to fund all of our cash needs, including principal amortization and capital improvements. Neither FFO nor CFFO should be considered as an alternative to net income or any other GAAP measurement as an indicator of our operating performance or as an alternative to cash flow from operating, investing, and financing activities as a measure of our liquidity.

Definitions and Non-GAAP Financial Measure Reconciliations Net Operating Income We believe that Net Operating Income (“NOI”), a non-GAAP financial measure, is a useful supplemental measure of its operating performance. We define NOI as total property revenues less total property operating expenses, excluding interest expenses, depreciation and amortization, property management expenses, and general and administrative expenses. Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. We believe that this measure provides an operating perspective not immediately apparent from GAAP operating income or net income insofar as the measure reflects only operating income and expense at the property level. We use NOI to evaluate performance on a same store and non-same store basis because NOI measures the core operations of property performance by excluding corporate level expenses, financing expenses, and other items not related to property operating performance and captures trends in rental housing and property operating expenses. However, NOI should only be used as an alternative measure of our financial performance. Same Store Properties and Same Store Portfolio We review our same store portfolio at the beginning of each calendar year. Properties are added into the same store portfolio if they were owned at the beginning of the previous year. Properties that are held-for-sale or have been sold are excluded from the same store portfolio. Total Gross Assets Total Gross Assets equals total assets plus accumulated depreciation and accumulated amortization, including fully depreciated or amortized real estate and real estate related assets. The following table provides a reconciliation of total assets to total gross assets (Dollars in thousands). Interest Coverage is a ratio computed by dividing Adjusted EBITDA by interest expense Net Debt, a non-GAAP financial measure, equals total debt less cash and cash equivalents. The following table provides a reconciliation of total debt to net debt (Dollars in thousands). We present net debt because management believes it is a useful measure of our credit position and progress toward reducing leverage. The calculation is limited because we may not always be able to use cash to repay debt on a dollar for dollar basis.

Forward-Looking Statement This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “will,” “strategy,” “expects,” “seeks,” “believes,” “potential,” or other similar words. These forward-looking statements include, without limitation, our expectations with respect to capital allocations, including as to the timing and amount of future dividends. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally not within our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Risks and uncertainties that might cause our actual results and/or future dividends to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: risks related to the impact of COVID-19 and other potential future outbreaks of infectious diseases on our financial condition, results of operations, cash flows and performance and those of our residents as well as on the economy and real estate and financial markets; changes in market demand for rental apartment homes and pricing pressures, including from competitors, that could limit our ability to lease units or increase rents or that could lead to declines in occupancy and rent levels; uncertainty and volatility in capital and credit markets, including changes that reduce availability, and increase costs, of capital; inability of tenants to meet their rent and other lease obligations and charge-offs in excess of our allowance for bad debt; legislative restrictions that may delay or limit collections of past due rents; risks endemic to real estate and the real estate industry generally; the effects of natural and other disasters; delays in completing, and cost overruns incurred in connection with, our value add initiatives and failure to achieve projected rent increases and occupancy levels on account of the initiatives; unexpected costs of REIT qualification compliance; costs and disruptions as the result of a cybersecurity incident or other technology disruption; and share price fluctuations. Please refer to the documents filed by us with the SEC, including specifically the “Risk Factors” sections of our Form 10-K for the year ended December 31, 2020, and our other filings with the SEC, which identify additional factors that could cause actual results to differ from those contained in forward-looking statements. We undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law. In addition, the declaration of dividends on our common stock is subject to the discretion of our Board of Directors and depends upon a broad range of factors, including our results of operations, financial condition, capital requirements, the annual distribution requirements under the REIT provisions of the Internal Revenue Code of 1986, as amended, applicable legal requirements and such other factors as our Board of Directors may from time to time deem relevant. For these reasons, as well as others, there can be no assurance that dividends in the future will be equal or similar to the expected amount of the quarterly dividend described in this presentation.